UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 12, 2008

IMPLANT SCIENCES CORPORATION

(Exact name of Registrant as Specified in its Charter)

MASSACHUSETTS
(State or Other Jurisdiction of Incorporation)

001-14949	04-2837126
(Commission File Number)	(I.R.S. Employer Identification Number)

107 Audubon Road
Wakefield, Massachusetts 01880
 (Address of Principal Executive Offices, including Zip Code)

(781) 246-0700
 (Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 8.01. Other Events

On May 12, 2008, Implant Sciences Corporation (the “Company”) announced that it had submitted a plan of compliance (the “Plan”) to the American Stock Exchange (the “AMEX”) in response to an April 9, 2008 notification by AMEX of non compliance with its continued listing requirements.  The Plan outlines the actions the Company has taken and will take that would bring it into compliance with all continued listing standards by October 9, 2009.  The Company’s common stock will continue to be listed on the AMEX pending AMEX’s review of the Plan.

The Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference. The press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01 EXHIBITS

Exhibits

99.1 Press release dated May 12, 2008 announcing submission of compliance plan to AMEX

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                     IMPLANT SCIENCES CORPORATION

Date: May 13, 2008                                                                                                /s/ Phillip Thomas
                                                                                     Phillip Thomas
                            Chief Executive Officer